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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Form S-1 of our report dated May     , 2005 relating to the financial statements of Genco Shipping & Trading Limited appearing in this Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

May 6, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM